SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report:
January 4, 2006
(Date of earliest event reported)
SYBASE, INC.
(Exact name of registrant as specified in its charter)

Delaware		94-2951005
(State or other jurisdiction of incorporation or organization)	1-16493 (Commission File Number)	(I.R.S. Employer Identification Number)
One Sybase Drive
Dublin, CA 94568
(Address of principal executive offices)
Registrant’s telephone number, including area code: (925) 236-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Principal Officer
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 5.02. Departure of Principal Officer
On January 4, 2006, Mr. Richard J. Moore resigned as President of Sybase, Inc.’s Financial Fusion, Inc. subsidiary, effective February 28, 2006. A copy of the internal communication Sybase, Inc. sent to Financial Fusion employees is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Exhibit No.	Description
99.1	Sybase, Inc. Internal Communication dated January 5, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBASE, INC.

Date: January 9, 2006	By:	/s/ Daniel R. Carl
	Name:	Daniel R. Carl
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Sybase, Inc. Internal Communication dated January 5, 2006